UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event            March 3, 2008
reported)

LOGICVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31773	94-3166964
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25 Metro Drive, 3rd Floor San Jose, California		95110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(408) 453-0146

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2008, LogicVision, Inc. (the “Company”) filed a Certificate of Amendment with the Delaware Secretary of State to amend the Company’s Restated Certificate of Incorporation. The amendment, which will become effective at 8:00 a.m., Eastern time, on March 12, 2008, will effect a 1-for-2.5 reverse stock split of the Company’s common stock and reduce the number of authorized shares of the Company’s common stock from 125,000,000 to 50,000,000. The Certificate of Amendment to the Company’s Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

            (d)     Exhibits.

                      3.1 Certificate of Amendment to Restated Certificate of Incorporation of the Company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2008

LOGICVISION, INC.

By:	/s/ Bruce M. Jaffe
Bruce M. Jaffe
Vice President of Finance and Chief
Financial Officer

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of the Company.